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ING VARIABLE ANNUITIES

                          POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of The GCG Trust (the "Trust"), constitute and appoint Myles R. Tashman, and Marilyn Talman, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following The GCG Trust registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

 Post-Effective Amendment currently designated #41 to The GCG
 Trust Registration Statement on Form N-1A (Nos. 033-23512; 811-5629)


SIGNATURE                TITLE                         DATE
---------                -----                         ----


/s/ R. Brock Armstrong   President, Chairman and    October 25, 1999
----------------------     Trustee
R. Brock Armstrong

/s/ Barnett Chernow      Vice President, Trustee    October 19, 1999
----------------------
Barnett Chernow

/s/ Myles R. Tashman     Secretary                  October 19, 1999
----------------------
Myles R. Tashman

/s/ Mary Bea Wilkinson   Treasurer                  October 29, 1999
----------------------
Mary Bea Wilkinson

/s/ Elizabeth J. Newell  Trustee                    October 20, 1999
----------------------
Elizabeth J. Newell

/s/ J. Michael Earley    Trustee                    October 19, 1999
----------------------
J. Michael Earley

/s/ Barbara Gitenstein   Trustee                    October 18, 1999
----------------------
R. Barbara Gitenstein

/s/ Robert A. Grayson    Trustee                    October 19, 1999
----------------------
Robert A. Grayson

/s/ Stanley B. Seidler   Trustee                    October 18, 1999
----------------------
Stanley B. Seidler

/s/ Roger B. Vincent     Trustee                    October 18, 1999
----------------------
Roger B. Vincent


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